UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Clipper Fund An authorized series of Clipper Funds Trust Name of Registrants as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

Clipper Fund
Answering Machine Messages
Meeting Date: September 29, 2014
Toll Free # 1-844-292-8015

AUTOMATED ANSWERING MACHINE MESSAGE
Hello, we are calling with an important message on behalf of Clipper Fund.  You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on September 29, 2014

Your participation is very important. To vote over the telephone, call toll-free at 1-844-292-8015 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm ET.  You can also vote via the Internet or Touch-tone Telephone available 24 hours a day.  Please refer to your proxy ballot for further information on these voting methods. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

 Clipper Fund
Inbound Closed, Call In Queue
and End of Campaign Script
Meeting Date: September 29, 2014
Toll Free # 1-844-292-8015

INBOUND - CLOSED MESSAGE:

"Thank you for calling the BFDS Proxy Line on behalf of Clipper Fund.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM Eastern time.  If you wish to vote sooner, please follow the instructions on your proxy ballot to vote via the Internet or Touch-Tone Telephone which is available 24 hours a day.  Thank you."

INBOUND - CALL IN QUEUE MESSAGE:

"Thank you for calling the BFDS Proxy Line on behalf of Clipper Fund.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received."

END OF CAMPAIGN MESSAGE:

"Thank you for calling the BFDS Proxy Line on behalf of Clipper Fund.  The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call Clipper Fund directly at 800-432-2504. Thank you for investing with Clipper Fund.

 Clipper Fund
Inbound Script
Meeting Date: September 29, 2014
Toll Free # 1-844-292-8015

Greeting:

Hello, thank you for calling the Clipper Fund  proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________.  Are you calling regarding the upcoming Special shareholder meeting?

IF YES:
The Board of Directors recommends a vote "FOR" the proposals.
Would you like to vote along with the recommendations of your Board?  Thank you. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Clipper Fund.

Today's date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board's recommendation with respect to the proposals as set forth in the proxy materials you received  and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8015. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today?  (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Clipper Funds directly at 1-800-432-2504

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of  Clipper Fund.

Today's date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8015. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and Liquidation (the
"Agreement") between Clipper Fund, Inc. ("Old Fund") and Clipper Fund, an authorized series of Clipper Funds Trust ("New Fund"). The Agreement contemplates the transfer to New Fund of all the assets of Old Fund in exchange solely for shares of beneficial interest of New Fund and the assumption by New Fund of all of Old Fund's liabilities.
The Agreement further contemplates the distribution of such shares to the shareholders of Old Fund, and the liquidation and dissolution of Old Fund.

Proposal 2: - Election of Directors

01. William Barr                                                      06. Steven Kearsley
02. Francisco Borges                                                                      07. Katherine L. MacWilliams
03. Andrew Davis                                                      08. James McMonagle
04. Christopher Davis                                                      09. Richard O'Brien
05. Lawrence Harris

Clipper Fund
Outbound Script
Meeting Date: September 29, 2014
Toll Free # 1-844-292-8015

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the Clipper Fund.

 The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder meeting scheduled to be held on September 29, 2014.

Your Board of Directors has recommended you vote YES on the proposals and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________?  (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Clipper Fund.

Today's date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board's recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8015 Monday-Friday 9am-6pm ET. Thank you very much for your time and your vote.  We hope you have a great day/evening.

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Clipper Fund.

Today's date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8015, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and Liquidation (the
"Agreement") between Clipper Fund, Inc. ("Old Fund") and Clipper Fund, an authorized series of Clipper Funds Trust ("New Fund"). The Agreement contemplates the transfer to New Fund of all the assets of Old Fund in exchange solely for shares of beneficial interest of New Fund and the assumption by New Fund of all of Old Fund's liabilities.
The Agreement further contemplates the distribution of such shares to the shareholders of Old Fund, and the liquidation and dissolution of Old Fund.

Proposal 2:  Election of Directors –

01. William Barr                                                                      06. Steven Kearsley
02. Francisco Borges                                                                                    07. Katherine L. MacWilliams
03. Andrew Davis                                                                      08. James McMonagle
04. Christopher Davis                                                                                    09. Richard O'Brien
05 Lawrence Harris

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script)  Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly.  Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-292-8015 Monday-Friday 9am-6pm EST.